Filed pursuant to Rule 497(e)

File Nos. 333-92415 and 811-09721

PIMCO MANAGED ACCOUNTS TRUST

(the “Trust”)

Supplement dated September 30, 2016 to the

Prospectus dated February 29, 2016,

as supplemented from time to time (the “Prospectus”)

Disclosure Related to Fixed Income SHares: Series C and Fixed Income SHares: Series M

(each, a “Portfolio,” and collectively, the “Portfolios”)

Effective immediately, each Portfolio is jointly managed by Scott Mather and David Braun. Accordingly, effective immediately, all references to Curtis Mewbourne as a portfolio manager of the Portfolios are removed and the following changes are made to the Prospectus:

Effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in each Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly managed by Scott Mather and David Braun. Mr. Mather is Chief Investment Officer (“CIO”) U.S. Core Strategies and a Managing Director in PIMCO’s Newport Beach office. Mr. Braun is a Managing Director in PIMCO’s New York office and head of the U.S. financial institutions group portfolio management team. Messrs. Mather and Braun have managed the portfolio since May 2016.

In addition, effective immediately, disclosure concerning the Portfolios’ portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Portfolio	Portfolio Manager	Since	Recent Professional Experience
FISH: Series C Portfolio FISH: Series M Portfolio	Scott A. Mather	5/16	CIO U.S. Core Strategies and Managing Director, PIMCO. Mr. Mather is a member of PIMCO’s Investment Committee and was previously head of global portfolio management. He joined PIMCO in 1998.

	David L. Braun	5/16

Managing Director, PIMCO. Mr. Braun joined PIMCO in 2009 and is head of the U.S. financial institutions group portfolio management team and a senior member of the liability driven investment portfolio management team. Messrs. Mather and Braun are primarily responsible for the day-to-day management of the FISH: Series C Portfolio and FISH: Series M Portfolio. Messrs. Mather and Braun have managed the Portfolios since May 2016.

Investors Should Retain This Supplement For Future Reference

FISH_SUPP1_093016

Filed pursuant to Rule 497(e)

File Nos. 333-92415 and 811-09721

PIMCO MANAGED ACCOUNTS TRUST

(the “Trust”)

Supplement dated September 30, 2016 to the

Statement of Additional Information dated February 29, 2016,

as supplemented from time to time (the “SAI”)

Disclosure Related to Fixed Income SHares: Series C and Fixed Income SHares: Series M

(each, a “Portfolio,” and collectively, the “Portfolios”)

Effective immediately, each Portfolio is jointly managed by Scott Mather and David Braun. Accordingly, effective immediately, all references to Curtis Mewbourne as a portfolio manager of the Portfolios are removed from the SAI, including from the table and accompanying footnotes in the subsection titled “Other Accounts Managed by Portfolio Manager” and the subsection titled “Securities Ownership” in the SAI.

Investors Should Retain This Supplement For Future Reference

FISH_SUPP2_093016